AMENDED AND RESTATED LOAN AGREEMENT

         THIS AMENDED AND RESTATED LOAN AGREEMENT, dated as of the 1st day of January, 1998, by and between COMMUNITY ACQUISITION AND DEVELOPMENT CORPORATION, a Delaware corporation ("CADC"), COMMUNITY CASA DEL MAR JOINT VENTURE, a Delaware general partnership ("Casa del Mar JV"), COMMUNITY SUNLAKE JOINT VENTURE, a Delaware general partnership ("Sunlake JV"), COMMUNITY BRENTWOOD JOINT VENTURE, a Delaware general partnership ("Brentwood JV"), COMMUNITY SAVANNA CLUB JOINT VENTURE, a Delaware general partnership ("Savanna Club JV"), COMMUNITY BLUE HERON PINES CORPORATION, a Florida corporation ("Blue Heron Corporation"), COMMUNITY SUNLAKE CORPORATION, a Florida corporation ("Sunlake Corporation"), COMMUNITY BRENTWOOD CORPORATION, a Florida corporation
("Brentwood Corporation"), COMMUNITY SAVANNA CLUB CORPORATION, a Florida corporation ("Savanna Club Corporation"), and ROYAL PALM VILLAGE, LLC, a Georgia limited liability company ("Royal Palm") (hereinafter, CADC, Casa del Mar JV,
Sunlake JV, Brentwood JV, Savanna Club JV and Royal Palm are collectively referred to as the "Borrowers" and, Blue Heron Corporation, Sunlake Corporation, Brentwood Corporation, and Savannah Club Corporation are collectively referred to as "Guarantors") and ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (hereinafter referred to as "Lender").

                              W I T N E S S E T H :

         WHEREAS, Borrowers, Guarantors and Lender entered into that certain Loan Agreement dated as of January 1, 1998 (the "Original Loan Agreement");

         WHEREAS, Borrowers, Guarantors and Lender are desirous of amending and restating the Original Loan Agreement in its entirety, as more particularly set forth herein below;

         WHEREAS, CADC is the owner of a ninety-nine percent (99%) general partnership interest in Casa Del Mar JV, Sunlake JV, Brentwood JV, and Savanna Club JV; and

         WHEREAS, Blue Heron Corporation is the owner of a one percent (1%) general partnership interest in Casa del Mar JV; and

         WHEREAS, Sunlake Corporation is the owner of a one percent (1%) general partnership interest in Sunlake JV; and

         WHEREAS, Brentwood Corporation is the owner of a one percent (1%) general partnership interest in Brentwood JV; and

         WHEREAS, Savanna Club Corporation is the owner of a one percent (1%) general partnership interest in Savanna Club JV; and

         WHEREAS, CADC is the fee simple owner of the undeveloped portion of the Park Royale Mobile Home Park ("Park Royale Mobile Home Park"), which undeveloped portion is legally described on Exhibit "A" attached hereto and incorporated herein by reference; and

         WHEREAS, CADC is the fee simple owner of the undeveloped portion of the Stonebrook Mobile Home Park ("Stonebrook Mobile Home Park"), which undeveloped portion is legally described on Exhibit "B" attached hereto and incorporated herein by reference; and

         WHEREAS, CADC is the fee simple owner of the undeveloped portion of the Forest View Mobile Home Park ("Forest View Mobile Home Park"), which undeveloped portion is legally described on Exhibit "C" attached hereto and incorporated herein by reference; and

         WHEREAS, Royal Palm is the fee simple owner of that certain mobile home park commonly known as Royal Palm Mobile Home Park ("Royal Palm Mobile Home Park") and located on the property legally described on Exhibit "D" attached hereto and incorporated herein by reference; and

         WHEREAS, Casa del Mar JV is the owner of that certain mobile home park commonly known as Blue Heron Pines Mobile Home Park ("Blue Heron Pines Mobile Home Park") and located on the property legally described on Exhibit "E" attached hereto and incorporated herein by reference; and

         WHEREAS, Sunlake JV is the owner of that certain mobile home park commonly known as Sunlake Mobile Home Park ("Sunlake Mobile Home Park") and located on the property legally described on Exhibit "F" attached hereto and incorporated herein by reference; and

         WHEREAS, Brentwood JV is the owner of that certain mobile home park commonly known as Brentwood Mobile Home Park ("Brentwood Mobile Home Park") and located on the property legally described on Exhibit "G" attached hereto and incorporated herein by reference; and

         WHEREAS, Savanna Club JV is the owner of the model center and Phases IV through X, inclusive, that certain mobile home park commonly known as Savanna Club Mobile Home Park ("Savanna Club Mobile Home Park") and located on the property legally described on Exhibit "H" attached hereto and incorporated herein by reference; and

         WHEREAS, Borrowers and Guarantors previously applied to Lender for a revolving credit loan in the maximum principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00) as evidenced by that certain revolving credit promissory note dated January 1, 1998 in the maximum principal amount of $20,000,000.00, as said note has been renewed of even date herewith solely by the Borrowers pursuant to that certain renewal revolving credit promissory note in the maximum principal amount of $20,000,000.00 (the "Loan:); and

         WHEREAS, Guarantors have agreed to guarantee the Loan; and

         WHEREAS, Borrowers, Guarantors and Lender have negotiated the terms and conditions of, and wish to enter into, this Agreement in order to set forth the terms and conditions of the disbursement and repayment of the Loan.

         NOW, THEREFORE, in consideration of the premises, and of the Guarantors mutual covenants and agreements set forth below, Borrowers and Lender agree as follows:

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

         1. DEFINITIONS. As used in this Agreement the terms listed below shall have the following meanings unless otherwise required by the context:

              (a) "Additional Contingent Interest" shall mean that term as defined in Paragraph 7 hereof.

              (b) "Advance" shall mean an advance of money made by Lender to one or more of the Borrowers pursuant to the provisions of paragraph 2 hereof, including, without limitation, all advances made prior to the date hereof.

              (c) "Affiliate" shall mean any entity in which a Borrower or Guarantor, or a shareholder, partner or member of a Borrower or Guarantor owns, directly or indirectly, ten (10%) percent or more of the capital interests or voting power thereof, or any individual or entity which owns, directly or indirectly, ten (10%) percent or more of the capital interests or voting power of any Borrower or shareholders, partners or members thereof.

              (d) "Applicable Tranche" shall mean the Casa Del Mar Tranche, the Sunlake Tranche, the Brentwood Tranche, the Savanna Club Tranche, Park Royale Tranche, Stonebrook Tranche, Forest View Tranche, and the Royal Palm Tranche.

              (e) "Appraiser" shall mean an independent MAI appraiser designated or approved by the Lender.

              (f) "Assignment of Leases, Rents and Contract Rights" shall mean the Assignment of Leases, Rents and Contract Rights dated of even date herewith from Borrowers assigning to Lender all of its right, title and interest in and to all agreements for the leasing of the Property or any part thereof, if any, and all rents, issues and profits derived or to be derived from the Property.

              (g) "Assignment of Permits, Agreements, Approvals, Fees and Deposits" shall mean the Assignment of Permits, Agreements, Approvals, Fees and Deposits of even date herewith from Borrowers assigning to Lender all contract rights, sewer tap rights, utility commitments, licenses and agreements pertaining directly or indirectly to the Property and the development thereof.

              (h) "Brentwood Tranche" shall mean all Advances of the Loan made by Lender to fund acquisition, development and operating expenses for the Brentwood Mobile Home Park.

              (i) "Budget" shall have the meaning set forth in paragraph 3 hereinbelow.

              (j) "Business Day" shall mean a day of the year on which banks in Denver, Colorado, are open for business.

              (k)   "Capital   Expenditures"   shall  mean   those   arms-length
expenditures customarily characterized as capital expenditures in accordance with generally accepted accounting principles consistently applied.

              (l) "Casa del Mar Tranche" shall mean all Advances of the Loan made by Lender to fund acquisition, development and operating expenses for the Blue Heron Mobile Home Park.

              (m) "CPI" shall mean the United States Department of Labor Statistics Consumer Price Index for All Urban Consumers - U.S. City Average for "All Items" (1982-1984=100).

              (n) "Construction Improvements" shall mean those facilities, including, but not limited to, manufactured housing pads, driveways, Set-ups, infrastructure, utilities, irrigation and landscaping to be constructed on the Property by the Borrowers.

              (o) "Contingent Interest" shall mean that term as defined in Paragraph 6 hereof.

              (p) "Conversion" shall mean the process whereby any of the Projects are conveyed, sold, transferred or otherwise converted into a resident owned community through the use of a cooperative, condominium or other homeowners' association regime, limited partnership or other entity, which are developer sponsored or third party initiated programs.

              (q) "Conveyance" shall mean the sale, transfer or conveyance of any of the Projects or any direct or indirect interest therein (other than a lease of a mobile home pad for a term of less than two (2) years), or the exchange thereof for other real property, or the sale, transfer or conveyance of any direct or indirect interest in any entity which owns or otherwise has a direct or indirect interest in any of the Projects, or any portion thereof, whether as lessee or operator or otherwise), whether to a third party purchaser in an arms-length transaction, or in connection with a judicial or non-judicial foreclosure sale or the acceptance of a deed-in-lieu of foreclosure, or in connection with the exercise of the power of condemnation or eminent domain with respect to any of the Projects, or otherwise.

              (r) "Debt Service" shall mean all Regular Interest and Deferred Regular Interest (and expressly excluding Contingent Interest and Additional Contingent Interest) and any other charges actually paid from time to time by the Borrowers to the Lender after the date hereof pursuant to the Note.

              (s) "Deferred Regular Interest" shall mean interest computed daily at the rate of three percent (3%) per annum on the outstanding amount of the Sunlake Tranche, Brentwood Tranche and the Casa del Mar Tranche made with respect to Blue Heron Pines Mobile Home Park, Sunlake Mobile Home Park, and/or Brentwood Mobile Home Park, taking into account the total return received by Lender with respect to the portion of the Loan encumbering Blue Heron Pines Mobile Home Park, Sunlake Mobile Home Park and Brentwood Mobile Home Park plus the return received by Lender from Pinewood Mobile Home Park and Pleasant Living Mobile Home Park (which are owned in fee simple by Lender). Said interest shall be computed based upon a 360 day year for the actual number of days outstanding. Said interest shall accrue and shall be due and payable contemporaneously with the obligation to pay Additional Contingent Interest which arises due to the Conveyance or Financing of Blue Heron Pines Mobile Home Park, Sunlake Mobile Home Park, and/or Brentwood Mobile Home Park.

              (t) "Development Fee" shall mean the sum equal to seven and one-half percent (7.5%) of hard costs, up to One Million Dollars ($1,000,000.00) and five percent (5%) thereafter of the costs to construct Construction Improvements with respect to each applicable Project, as said development fee is more particularly set forth in the Budget for each Project.

              (u) "Event of Default" shall mean that term as defined in paragraph 9 hereinbelow.

              (v) "Expenses" shall mean the aggregate amount of monies actually paid by the Borrowers in connection with the operation of the Projects pursuant to arms-length transactions during each respective Loan Quarter and Loan Year, as the case may be, except as hereinafter provided to the contrary, for (i) Debt Service, (ii) Labor Costs, (iii) general maintenance, repairs and replacements,
(iv) premiums actually paid by the Borrowers for insurance customarily carried for property comparable to the Projects (which premiums, to the extent they do not relate to policies of insurance required to be maintained by the Borrowers under the Mortgage or this Loan Agreement, shall be subject to the Lender's prior written approval), (v) charges (including applicable taxes) for or in connection with electricity, fuel oil and other utilities at the Projects (vi) real estate taxes, assessments, water charges and sewer rents, (vii) customary and reasonable accounting and auditing expenses and customary and reasonable attorneys' fees, (viii) management fees paid to a managing agent reasonably approved by the Lender in its sole discretion, which management fees shall not exceed such amounts as the Lender reasonably deems to be commercially reasonable (it being agreed that a management fee of six percent (6%) or less is commercially reasonable), (ix) fees paid to unaffiliated third parties for consulting, engineering or other professional services provided that such fees are customary and commercially reasonable in amount, (x) other expenses which are not discretionary and are required by law, and (xi) other commercially reasonable expenses in connection with, and related solely to, the operation and maintenance of the Projects which are usual and customary for comparable properties located in the vicinity of the Projects and which are paid in accordance with the Budget for the respective Projects that has been approved in writing by the Lender, which approval shall not be unreasonably withheld. All of the foregoing items shall be substantiated by evidence satisfactory to the Lender. Without limiting the generality of those items which shall not be included in, or which shall be excluded from, Expenses, the following shall be specifically excluded from, Expenses:

                    (i) general overhead expenses of the Borrowers, whether in connection with the operation of the Property or otherwise;

                    (ii) depreciation, amortization and other non-cash items;

                    (iii) prepaid expenses which are not customarily prepaid in the ordinary course of business;

                    (iv) Capital Expenditures (other than Capital Expenditures which relate to minor capital improvements, which shall be deemed to be an Expense but only (x) if the Lender shall have approved same in writing, which approval shall not be unreasonably withheld and (y) in an amount not to exceed for the applicable period, the amortization for such improvements determined on a straight line basis over the useful life of the improvement in accordance with generally accepted accounting principles, consistently applied); and

                    (v) any cost, fee, expense or item which the Borrowers characterize as either Financing Expenses or Transfer Expenses.

              (w) "Financing" shall mean (i) any mortgage or other secured transaction closed in connection with a refinancing of any portion of this Loan,
(ii) any refinancing of any mortgage or other secured transaction which was closed in connection with a refinancing of this Loan (and any refinancing(s) from time to time of any such refinancing(s)) and (iii) any mortgage (other than the Mortgage) or other secured transaction which constitutes a lien on the Property, or any portion thereof, whether or not consented to by the Lender.

              (x) "Financing Expenses" shall mean the aggregate amount of monies actually paid by the Borrowers pursuant to arms-length transactions in connection with a Financing for customary and reasonable closing costs, fees and expenses incurred in connection with the closing of a Financing, which costs, fees and expenses are subject to the prior written reasonable approval of the Lender in its sole discretion. All of the foregoing items shall be substantiated by evidence satisfactory to the Lender.

              (y) "Financing Proceeds" shall mean the principal amount of any Financing.

              (z) "Financing Statements" shall mean the financing statements from Borrowers to Lender to perfect Lender's security interest in the personal property described in the Mortgage.

              (aa) "Forest View Tranche" shall mean all Advances of the Loan made by Lender to fund acquisition, development and operating expenses for the Forest View Mobile Home Park.

              (bb) "Gross Income" shall mean the aggregate of all income from all sources in respect of the Projects (solely to the extent such income qualifies as rents from real property within the meaning of Section 856(d) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")) received by the Borrowers for each respective Loan Quarter and Loan Year, as case may be, other than (i) Sales Proceeds, (ii) Financing Proceeds, (iii) condemnation awards and insurance proceeds (except for the proceeds of rental loss insurance, which shall be deemed to be Gross Income) to the extent actually used by Borrowers to restore the affected Project and (iv) security deposits, except to the extent such sums are applied to the payment of any rent, additional rent or other sums due under any of the Leases. Notwithstanding anything in this Amended and Restated Loan Agreement or Loan Documents to the contrary, if there is a final determination by the Internal Revenue Service, or court of competent jurisdiction or if Lender determines that any of the income which constitutes a portion of the Gross Income did not constitute rent from real property within the meaning of Section 856(d) of the Internal Revenue Code and was erroneously included within the Gross Income for purposes of determining Net Cash Flow and the amount of Contingent Interest payable to Lender, then, without prejudice to any other remedies that lender might have, lender will promptly refund to appropriate Borrower the resultant amount of Contingent Interest received in error. Parties further agree to treat the repayment of any such Contingent Interest to extent possible, as a retroactive adjustment to Contingent Interest for all tax and other purposes.

              (cc) "Labor Costs" shall mean all customary and reasonable expenses actually paid by the Borrowers out of funds other than the proceeds of the Loan pursuant to arms-length transactions during any Loan Quarter which are directly related to the employment of personnel whose responsibilities relate solely to the Projects including amounts paid for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, worker's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed pursuant to any collective bargaining agreement.

              (dd) "Leases" shall mean all leases, subleases or occupancy agreements affecting the Property or any portion thereof.

              (ee) "Loan Quarter" shall mean the period beginning on the date hereof and ending March 31, 1998 and each subsequent three (3) calendar month period thereafter until all Additional Contingent Interest pursuant to Paragraph 7 hereof shall have been paid.

              (ff) "Loan Year" shall mean the period beginning on the date hereof and ending on December 31, 1998, and each subsequent twelve (12) calendar month period thereafter until all Additional Contingent Interest pursuant to Paragraph 6 hereof shall have been paid.

              (gg) "Loan Agreement" shall mean this Amended and Restated Loan Agreement and any and all amendments, modifications, renewals, replacements, extensions and substitutions thereof or therefor.

              (hh) "Loan Document" shall mean, collectively, the Note, the Mortgage, this Amended and Restated Loan Agreement and any other mortgage, note, loan agreement, document, instrument, agreement and guaranty evidencing, securing or otherwise relating to the Loan, now or hereafter executed and delivered, and any and all amendments, modifications, renewals, extensions and replacements thereof and substitutions therefor.

              (ii) "Maturity Date" shall mean the earlier of December 31, 2018 (the "Stated Maturity Date"), or the date upon which the indebtedness evidenced hereby becomes due and payable by reason of the occurrence of a Event of Default.

              (jj) "Mortgage" shall mean that certain Amended and Restated Mortgage and Security Agreement dated as of even date herewith, executed and delivered by the Borrowers in favor of the Lender in connection with the Loan and encumbering the Property, and any and all amendments, modifications, renewals, increases, replacements, additions, consolidations, spreaders, extensions, re-advances and substitutions thereof or therefor.

              (kk) "Net Cash Flow" shall mean, for each respective Loan Quarter and Loan Year, as the case may be, the amount, if any, by which Gross Income exceeds Expenses for such Loan Quarter or Loan Year.

              (ll) "Net Financing Proceeds" shall mean the amount, if any, by which Financing Proceeds exceeds Financing Expenses relating to a Financing.

              (mm) "Net Sales Proceeds" shall mean the amount, if any, by which Sales Proceeds exceeds Transfer Expenses.

              (nn) "Note" shall mean the Revolving credit promissory note of even date herewith from Borrowers to the order of Lender in the principal amount of $20,000,000.00 evidencing the Loan.

              (oo) "Park Royale Tranche" shall mean all Advances of the Loan made by Lender to fund acquisition, development and operating expenses for the Park Royale Mobile Home Park.

              (pp) "Projects" shall mean collectively the Park Royale Mobile Home, the Stonebrook Mobile Home Park, the Forest View Mobile Home Park, the Royal Palm Mobile Home Park, the Blue Heron Pines Mobile Home Park, the Sunlake Mobile Home Park, the Brentwood Mobile Home Park, and the Savanna Club Mobile Home Park.

              (qq) "Property" shall mean the real property described on Exhibit "A" through "H" attached hereto and incorporated herein by reference.

              (rr) "Regular Interest" shall mean interest computed daily at the rate of ten percent (10%) per annum on the outstanding amount of all the Applicable Tranches. Said interest shall be computed based upon a 360 day year for the actual number of days outstanding. Said interest shall only be due and payable to the extent the Net Cash Flow is sufficient. To the extent the Net Cash Flow is insufficient, said interest shall accrue until the Net Cash Flow is sufficient to pay such accrued interest. Notwithstanding anything in the Note, the Mortgage or this Loan Agreement to the contrary, Regular Interest may accrue and remain unpaid from the effective date of the Note through December 31, 2002, commencing January 1, 2003, and annually thereafter, Borrowers shall be obligated to insure that all Regular Interest that accrues during any such annual period shall be paid currently on or before the last day of each such year. Failure to insure that all Regular Interest that accrues for the year 2003 and each year thereafter is paid in full before the last day of such year shall constitute an event of default under the Note, the Mortgage and this Loan Agreement.

              (ss) "Royal Palm Tranche" shall mean all Advances of the Loan made by Lender to fund acquisition, development and operating expenses for the Royal Palm Mobile Home Park.

              (tt) "Set-ups" shall mean the amenities attached or related to a manufactured home which may include but are not limited to skirting, pilings, if any, carports or garages, storage sheds and/or screened porches.

              (uu) "Sales Proceeds" shall mean the gross proceeds (and all non-cash consideration (valued at the then fair market value thereof as reasonably determined or approved by the Lender)), if any, payable to, on behalf or for the benefit of (or credited to the benefit of) the Borrowers or any other owner of the Property then encumbered by the Mortgage, or any portion thereof, or any entity affiliated therewith, or any other person or entity having a direct or indirect interest in the Property, or any portion thereof, with respect to, or in connection with, a Conveyance. Sales Proceeds shall include, without limitation, all assignment fees and other consideration paid by or on behalf of a third party as and for an assignment of the buyer's rights under a contract which relates to a Conveyance. If the Borrowers or any other owner of the Property, or any portion thereof, or any entity affiliated therewith, or any other person or entity having a direct or indirect interest in the Property, or any portion thereof, takes back any purchase money mortgage, mortgage or other security instrument (each, a "PM Mortgage") in connection with a Conveyance, one hundred percent (100%) of all sums credited to the purchase price pursuant to a PM Mortgage (whether principal, interest, additional interest or any other sum, charge or amount whatsoever) shall be deemed to be Sales Proceeds received by the holder of the PM Mortgage whether or not the funds are actually received. All of the foregoing items shall be substantiated by evidence satisfactory to the Lender.

              (vv) "Savanna Club Tranche" shall mean all Advances of the Loan made by Lender to fund acquisition, development and operating expenses for the Savanna Club Mobile Home Park.

              (ww) "Sunlake Tranche" shall mean all Advances of the Loan made by Lender to fund acquisition, development and operating expenses for the Sunlake Mobile Home Park.

              (xx) "Value of the Project" shall mean the appraised value of the applicable Project as determined by an Appraiser in writing on the basis of (i) what a willing and knowledgeable buyer taking into account all relevant factors concerning the applicable Project would pay in an arms-length acquisition of such Project (based upon the highest and best use of any portion thereof which is then undeveloped), (ii) the Project being free and clear of the Mortgage and any other security interest and (iii) such other factors as the Appraiser deems relevant or appropriate in determining the appraised value. The appraisal report shall be addressed to the Lender and the Borrowers, shall be set forth in narrative form and shall contain, among other things, the then current Value of the Project and the assumptions upon which such valuation is based all of which must be satisfactory to the Lender.

         2. THE LOAN. Lender shall make the Loan to Borrowers in Advances, upon the terms and conditions set forth herein, and Borrowers shall take the Loan and expressly agrees to comply with and perform all of the terms and conditions the Loan Documents. The Loan shall be evidenced by the Note and secured by the Mortgage and other Loan Documents. Lender shall make Advances to the Borrowers to fund the costs to acquire, operate and develop the Projects including, without limitation, (a) Capital Expenditures, (b) Expenses (other than Debt Service), (c) the cost of a Conversion, (d) the cost of Set-ups and (e) any construction management fees payable to Borrowers under an approved Budget, (f) the cost of Construction Improvements, (g) the Development Fees, (h) the cost of Floor Planning, (i) payments for any existing debt encumbering any of the Projects, and (j) the cost to re-purchase any mobile home lots owned by third parties and located within any of the Projects; provided, however, Lender shall have no obligation to make Advances for such costs if such costs are not consistent with the Budget (as defined in Paragraph 3 hereinbelow) for each
applicable  Project   (collectively,   the  "Permitted  Costs").   All  Advances
subsequent to the date hereof shall be allocated to the Applicable Tranche. Notwithstanding anything in this Loan Agreement to the contrary, in no event shall an Applicable Tranche for any Borrower that is a corporation (or that is taxed as a corporation for federal income tax purposes) exceed 5% of the total value of Lender's assets.

         In the event Lender refuses to make Advances to fund the Permitted Costs, Borrowers may, but shall not have the obligation to, pay for such costs. Borrowers shall be entitled to ten percent (10%) interest from Lender on any sums so advanced by Borrowers pursuant to this Paragraph 2, which interest shall be paid after payment of Regular Interest and Deferred Regular Interest (if applicable).

         Notwithstanding anything in this Amended and Restated Loan Agreement or the Note to contrary, Borrowers and Lender agree that all Net Cash Flow shall be applied first to payment of all current Regular Interest, second to all current Deferred Regular Interest, third to accrued but unpaid Regular Interest, fourth to accrued but unpaid Deferred Regular Interest and finally to any Contingent Interest, if any.

         3. BUDGETS; FINANCIAL INFORMATION.

              (a) Annual Budgets. The owner of each Project shall submit to Lender, in writing, at least forty-five (45) days prior to the end of each calendar year its proposed budget for such Project (hereinafter individually referred to as a "Budget" and collectively, the "Budgets"). To the extent applicable, each Budget shall include projected costs for development and construction, Conversion, marketing expenses and Floor Planning for sale and resale of manufactured homes. The Budget may also include line items for maintenance reserve accounts (up to $50.00 per pad, per year), general overhead and administrative expenses, and advertising costs for the Projects. Each Budget shall be subject to Lender's prior written approval, which shall be granted or withheld within thirty (30) days of receipt of the applicable Budget. If any Budget is not approved by Lender, Borrowers and Lender shall endeavor in good faith to resolve their dispute with respect thereto. In the event such dispute cannot be resolved, then Borrowers shall operate such Project under the Budget for the prior calendar year, with a corresponding increase or decrease in each line item of the Budget equal to the percentage change in the CPI for the year in which the dispute cannot be resolved compared to the CPI for the last year in which Lender approved a Budget. The parties hereto acknowledge that the Budgets for 1998 for each of the Projects have been approved by Lender prior to the date hereof. Once approved, Borrowers agree not to expend any sums for any line items contained on the approved Budgets by more than five percent (5%) without first obtaining the prior written approval of Lender, which approval may be withheld or granted in Lender's sole discretion.

              (b) Annual Financials. Within forty-five (45) days after the end of each Loan Year, the Borrowers shall deliver to the Lender an income and expense statement (prepared in accordance with generally accepted accounting principles, consistently applied), in form satisfactory to the Lender, in such detail and with such back-up information as shall be reasonably required by the Lender, prepared and reported upon by an independent certified public accountant satisfactory to the Lender, for such preceding Loan Year, setting forth the Gross Income and Expenses for such Loan Year and the calculation of Net Cash Flow and Contingent Interest (if any) for such Loan Year.

         4. CONDITIONS TO LENDER'S OBLIGATION TO FUND FIRST ADVANCE AND FUTURE ADVANCES. The conditions listed below are a condition precedent to any obligation of Lender and shall be complied with in form and substance satisfactory to Lender prior to the first Advance:

              (a) Note. The Note shall be duly authorized, executed and delivered to Lender;

              (b) Mortgage. The Mortgage shall be duly authorized, executed, acknowledged, and delivered to Lender, which shall be a valid mortgage lien on the Projects and all fixtures and personal property owned by Borrowers to be used in connection with the Projects;

              (c) Assignments. The Assignment of Leases, Rents and Contract Rights and the Assignment of Permits, Agreements, Approvals and Deposits shall be duly authorized, executed, and acknowledged by Borrowers, and delivered to Lender;

              (d) Financing Statements. Borrowers shall execute and deliver to Lender the Financing Statements Lender may require to perfect its security interest in the personal property described in the Mortgage;

              (e) Public Liability and Worker's Compensation Insurance. Borrowers shall deliver evidence satisfactory to Lender of the existence of public liability, hazard and worker's compensation insurance relating to the Projects in amounts and issued by companies approved by Lender; Borrowers agree that Lender shall have the right to take any action necessary to continue said insurance in full force and effect including, but not limited to, paying premiums. Any funds advanced to continue said policies in full force and effect shall be considered as Advances hereunder and shall bear interest from the date of disbursement at the same rate as other Advances and payment of said funds and interest shall be secured by the Mortgage;

              (f) Corporate and Partnership Documents. Borrowers shall deliver to Lender the following documents:

                    (i) if a Borrower is a general partnership, the joint venture agreement of each Borrower and all amendments thereof, certified by the appropriate official of the State of its formation (if applicable), together with a certificate of such official to the effect that such entity is in good standing therein (if applicable),

                    (ii) if a Borrower is a general partnership, a good standing certificate from the Secretary of the state of its incorporation for Borrowers' general partners,

                    (iii) articles of incorporation and by-laws of Borrowers or Borrowers' general partners certified by the Secretary of such corporation,

                    (iv) an incumbency certificate specifying by name and title the officers and directors of the Borrowers, certified by the Secretary of such corporation, and

                    (v) certified  resolutions  of the  shareholders  or general partners and the Board of Directors of Borrowers authorizing the execution and delivery of this Agreement, the Mortgage, Note, and all other documents necessary or desirable, for the consummation of the transactions contemplated by this Agreement.

         5. CONDITIONS TO EACH ADVANCE. Advances hereunder shall be made not more than once a month and in accordance with the Budgets approved by Lender for each Project, so long as no Event of Default has occurred under any of the Loan Documents.

         6. CONTINGENT INTEREST.

              (a) In addition to the payment of Regular Interest and Deferred Regular Interest, and as an inducement to the Lender to make the Loan, the Borrowers shall also pay to the Lender within thirty (30) days after the end of each Loan Quarter contingent interest ("Contingent Interest") equal to fifty percent (50%) of the Net Cash Flow, as more particularly described in subparagraph (b) below.

              (b) All Net Cash Flow with respect to each Loan Quarter shall be applied and/or paid as follows within thirty (30) days after the end of each Loan Quarter: first, to the Lender in reduction of the accrued and unpaid Regular Interest and other sums due and payable under the Note and the other Loan Documents, in such order as the Lender may determine in its sole discretion, until all accrued and unpaid Regular Interest and other sums are paid in full; second, fifty percent (50%) of the balance of Net Cash Flow shall be paid to reduce the outstanding principal balance of the Note; third, fifty percent (50%) of the then undisbursed balance of Net Cash Flow, if any, shall be paid to the Lender as and for an installment of Contingent Interest; and fourth, the balance, if any, to the Borrowers. It is the intent of the parties that the Net Cash Flow for each Project shall be used to pay the Regular Interest, Deferred Regular Interest (if applicable) and Contingent Interest. Notwithstanding anything in this paragraph 6 to the contrary, the Net Cash Flow distributed as Contingent Interest within thirty (30) days after the end of each Loan Quarter shall be based upon amounts calculated by Borrowers on an accrual basis. Such calculations shall be prepared in accordance with generally accepted accounting principles. In accordance with the provisions of paragraph 6(e) hereinbelow, Borrowers shall at the end of each Loan Year re-calculate the proper amount of the Contingent Interest that should have been paid during such Loan Year and shall make such adjustments as are necessary in accordance with the provisions of paragraph 6 (e).

              (c) Each payment of Contingent Interest shall be accompanied by an income and expense statement (prepared in accordance with generally accepted accounting principles consistently applied in such detail and with such back-up information as shall be reasonably required by the Lender, certified by the chief financial officer of the Borrowers as true, correct and complete, setting forth, among other things, the Gross Income and Expenses for such Loan Quarter and the calculation and application of Net Cash Flow and Contingent Interest (if any) for such Loan Quarter.

              (d) If there is a payment of Additional Contingent Interest in whole, or if the Maturity Date shall occur, prior to the end of a Loan Quarter or Loan Year, the Loan Quarter and Loan Year, as applicable shall be deemed to end on the date of such occurrence and the appropriate income and expense statements shall be delivered, and the Net Cash Flow shall be paid and applied, as applicable, in accordance with the provisions of this Paragraph 6 within thirty (30) days of such payment of Additional Contingent Interest or the Maturity Date as the case may be. The obligation to deliver such a statement and to pay and apply the Net Cash Flow with respect to such Loan Quarter or Loan Year, as applicable, shall survive the termination, satisfaction or assignment of the lien of, or reconveyance under, the Mortgage and the Borrowers shall pay to and deposit in escrow with the Lender an amount equal to the Net Cash Flow with respect to the immediately preceding Loan Quarter (as reasonably estimated by the Borrowers and reasonably approved by the Lender), simultaneously with such payment of Additional Contingent Interest or the Maturity Date, as applicable. Contingent Interest shall cease to accrue on the date upon which a payment of the entire Additional Contingent Interest shall occur; provided, however, that if the Maturity Date shall occur as a result of an event of default and subsequent acceleration of the Note, then Contingent Interest shall continue to accrue up to and including the date on which all principal, accrued unpaid Regular Interest, Deferred Regular Interest, Contingent Interest, Additional Contingent Interest and all other sums due hereunder or under the Loan Documents have been paid in full.

              (e) If the installments of Contingent Interest paid during and with respect to such Loan Year exceed the amount of Contingent Interest as recomputed on an annual basis, the amount of such excess shall be credited against the installments of Contingent Interest next coming due or shall be refunded to the Borrowers in the event no further installments of Contingent Interest are payable hereunder. If the Contingent Interest paid to the Lender during such Loan Year is less than the amount of Contingent Interest as recomputed on an annual basis which should had been paid to the Lender, the amount of such deficiency shall be due and payable upon delivery of such annual financial statement. If such difference between Contingent Interest actually due and Contingent Interest paid is equal to or greater than five percent (5%) of the amount of Contingent Interest actually due or regardless of the amount of the deficiency, if the deficiency is a result of fraud or willful misconduct on the part of the Borrowers or any other entity, the Borrowers shall also pay to the Lender upon delivery of such annual financial statements an additional amount equal to six percent (6%) of such underpayment as and for liquidated damages to compensate the Lender for the loss of use of such sums during the applicable Loan Year.

         7. ADDITIONAL CONTINGENT INTEREST. In addition to the payment of Regular Interest, Deferred Regular Interest and Contingent Interest, and as a further inducement to the Lender to make the Loan, the Borrowers shall also pay to the Lender additional contingent interest ("Additional Contingent Interest") calculated as follows:

              (a) All Net Financing Proceeds shall be applied and/or paid in the following order: first, to the Lender in reduction of the principal and accrued and unpaid Regular Interest, Deferred Regular Interest (if applicable, and earned), Contingent Interest and other sums due and payable under the Note and the other Loan Documents, until such principal, accrued and unpaid Regular Interest, Deferred Regular Interest, Contingent Interest and other sums are paid in full; second, fifty percent (50%) of the remaining balance, if any, of the Net Financing Proceeds, if any, shall be paid to Lender as an installment of Additional Contingent Interest; and third, the balance, if any, to the Borrowers.

              (b) All Net Sales Proceeds received payable in connection with the Conveyance of one or more of the Projects shall be applied and/or paid in the following manner: first, to the Lender in reduction of the principal and accrued and unpaid Regular Interest, Contingent Interest and other sums due and payable under the Note and the other Loan Documents, in such order as the Lender may determine in its sole discretion, until such principal, all accrued and unpaid Regular Interest, Deferred Regular Interest, Contingent Interest and other sums are paid in full (or, in the event any Financing(s) have taken place and if required by the terms and conditions of the refinanced deed(s) of trust or other security instruments, in reduction of the principal balance of the refinanced deed(s) of trust or other security instruments); second, One Hundred Dollars ($100.00) shall be paid to the applicable Borrower for each Project being sold; third, fifty percent (50%) of the remaining balance of the Net Sales Proceeds, if any, shall be paid to Lender as an installment of Additional Contingent Interest; and fourth, the balance, if any, to the Borrowers.

              (c) Notwithstanding anything in this Paragraph 7 to the contrary, the Additional Contingent Interest payable with respect to each of the Projects shall only be due and payable to the extent there are Net Financing Proceeds and/or Net Sales Proceeds generated from the financing and/or sale of the applicable Project. Lender and Borrowers hereby agree that the Net Financing Proceeds and/or Net Sales Proceeds generated from the financing or sale of a particular Project shall not be used to pay Additional Contingent Interest with respect to any other Projects. However, the Net Financing Proceeds and/or Net Sales Proceeds shall be utilized to prepay the outstanding principal balance of the Loan regardless of the amount of the Applicable Tranche for such Project.

         8. WARRANTIES AND REPRESENTATIONS OF BORROWERS. Borrowers represent, warrant (which representations and warranties shall be deemed continuing) and covenant throughout the term of this Agreement as follows:

              (a) Organization Status. Each Borrower (i) is duly incorporated or organized under the laws of the state of its formation, (ii) is in good standing under the laws of the state of its incorporation or organization, and, (iii) is qualified to do business and is in good standing under the laws of the State of Florida, and (iv) has stock or partnership interests outstanding which have been duly and validly issued;

              (b) Authority to Enter into Loan Documents. The Borrowers have full power and authority to enter into the Loan Documents and consummate the transactions contemplated hereby, and the facts and matters expressed or implied in the opinions of its legal counsel are true and correct;

              (c) Validity of Loan Documents. The Loan Documents have been approved by those persons having proper authority, and to the best of Borrowers' knowledge are in all respects legal, valid and binding according to their terms;

              (d) Priority of Lien on Personalty. No chattel mortgage, bill of sale, security agreement, financing statement or other title retention agreement (except those executed in favor of Lender and those approved by Lender, in writing) has been or will be executed with respect to any personal property, chattel or fixture used in conjunction with the construction, operation, or maintenance of the Improvements as described in the Financing Statement;

              (e) Conflicting Transactions of Borrowers. The consummation of the transaction hereby contemplated and the performance of the obligations of Borrowers under and by virtue of the Loan Documents will not result in any breach of, or constitute a default under, any lease, bank loan or credit agreement, or other instrument to which Borrowers are a party or by which they may be bound or affected;

              (f) Pending Litigation. There are no actions, suits or proceedings pending against Borrowers or the Projects, or, to the knowledge of Borrowers, circumstances which could lead to such action, suits or proceedings against or affecting Borrowers or the Property, or involving the validity or enforceability of any of the Loan Documents, before or by any government authority, except actions, suits and proceedings which have been specifically disclosed to and approved by Lender in writing; and to Borrowers' knowledge they are not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority;

              (g) Condition of Property. Other than as previously disclosed to Lender in writing, the respective Projects are not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty, and there are no soil conditions which would interfere with the continued development of the Projects;

              (h) Construction, Engineer and Architect's Contracts. Borrowers (including any officer or partner of Borrowers) have not made any contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on any of the Projects;

              (i) Availability of Roads. All roads necessary for the full utilization of the Projects have either been completed or the necessary rights of way therefor have either been acquired by the appropriate local authorities or have been dedicated to public use and accepted by such local authorities;

              (j) No Default. There is no default on the part of Borrowers under this Agreement, the Note, the Mortgage or the Loan Documents, and no event has occurred and is continuing which with notice, or the passage of time, or either, would constitute a default under any provision thereof; and

              (k) Environmental Condition.

                    (i) Except as otherwise disclosed in the environmental reports delivered to Lender with respect to each Project, Borrowers have no knowledge that Hazardous Materials are now located on the Projects, and neither Borrowers nor, to Borrowers' knowledge, any other person has ever caused or permitted any Hazardous Materials to be placed, held, located or disposed of on, under or at the Projects;

                    (ii) No activity shall be undertaken on the Projects which would cause a violation or support a claim under RCRA, CERCLA, SARA or any Hazardous Material Law;

                    (iii) To the best of Borrowers' knowledge, the property adjoining the Projects is not being used, nor has ever been used at any previous time, for the disposal, storage, treatment, processing or other handling of Hazardous Materials, nor is any part of the Projects affected by any contamination of Hazardous Materials;

                    (iv) To the best of Borrowers' knowledge,  no investigation, administrative order, consent order or agreement, litigation or settlement with respect to Hazardous Materials or contamination of Hazardous Materials, nor to the best knowledge of Borrowers, is any such event proposed, threatened, anticipated or in existence with respect to the Projects.

              (l) No Transfer of Projects. Except as specifically set forth in the Mortgage, the Projects or any part thereof shall not be sold, leased, conveyed, mortgaged or encumbered in any way without the prior written consent of Lender except as provided elsewhere herein or in the Mortgage, it being understood and agreed that part of the consideration for the Loan is the personal obligation of Borrowers. All contracts, deeds, easements or other agreements affecting the Projects shall be submitted to Lender for its written approval prior to the execution thereof by Borrowers, accompanied by an appropriate survey showing the portion of the Projects affected, and any other information requested.

              (m) Compliance with Laws. Borrowers will comply promptly with all federal, state and local laws, ordinances and regulations relating to the construction, use, sale and leasing of the Projects.

              (n) Title to Personalty. Borrowers will deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrowers claims title to any materials, fixtures or articles incorporated in the improvements or subject to the lien of the Mortgage.

              (o) Correction of Defects and Satisfaction of Conditions. Borrowers will, upon demand of Lender , correct any structural defect in the improvements located on the Projects as part of the Capital Expenditure portion of the Budgets. The Advance of any Loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant with respect to any such defects not theretofore discovered by, or called to the attention of

Lender, or with respect to Borrowers' failure to satisfy or continue to satisfy any condition under this Agreement, whether or not Lender required performance thereof.

              (p) Borrowers to Maintain Bookkeeping System. Borrowers shall maintain a bookkeeping system for the construction project in form and content sufficient for Lender to conduct reviews, inspections, certifications and reports required by this Agreement. Lender shall have full (but confidential) access at any reasonable time to the books, records and contracts pertaining to the Projects and Borrowers to determine the accuracy, correctness and reasonableness of the sums in each Advance.

              (q) Collection of Insurance Proceeds. As more particularly set forth in the Mortgage, Borrowers will cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to it in connection with the transaction contemplated hereby, including, but not limited to, any reimbursement from the Department of Housing and Urban Development, if such proceeds can be legally assigned to Lender, and the collection of any indebtedness or obligation of Borrowers to Lender incurred hereunder (including the payment by Borrowers of the expense of an independent appraisal on behalf of Lender in case of a fire or other casualty affecting the Projects). All such insurance proceeds shall be used first to restore the applicable Property and the balance of the insurance proceeds, if any, shall be first paid to Lender to reduce the outstanding principal balance of the Note or if the principal balance of the Note has been repaid, then disburse fifty percent (50%) to Lender as a payment of Contingent Interest under the Note and fifty percent (50%) to Borrowers.

              (r) Indebtedness. Except for the existing indebtedness in favor of Pacific Mutual which encumbers the Park Royale Mobile Home Park and the indebtedness currently encumbering the Royal Palm Mobile Home Park, with respect to the Projects encumbered by the Mortgage of even date herewith, Borrowers will not incur, create, assume or permit to exist any indebtedness (other than as approved by Lender in writing) or liability on account of advances or deposits, any indebtedness or liability for borrowed money for the Projects, or any indebtedness owed under any conditional sale or title retention agreement, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations related to the Projects without the written approval of Lender, except:

                    (i) indebtedness owed Lender; and

                    (ii) indebtedness incurred on open accounts for materials, equipment and supplies purchased in the ordinary course of business and pursuant to the approved Budgets, payment for which shall be made promptly when due.

              (s) Further Assurances and Preservation of Security. Borrowers will do all acts and execute all documents for the better and more effective carrying out of the intent and purposes of this Agreement, as Lender shall reasonably require from time to time, and will do such other acts necessary or desirable to preserve and protect the collateral at any time securing or intending to secure the Note, as Lender may require.

              (t) Utilization of Loan Proceeds. Borrowers will utilize the proceeds of the Loan solely for ongoing development of the Projects and in accordance with the approved Budgets for each Project, making withdrawals thereof at regular intervals, and Borrowers will not procure a loan or loans from other sources for the work contemplated under this Agreement.

              (u) No Assignment. Borrowers shall not assign this Agreement or any interest therein and any such assignment is void and of no effect.

              (v) Tax Receipts. Borrowers shall furnish to Lender, at Lender's request, receipts or tax statements marked "Paid" to evidence the payment of all taxes levied on the Property and the Improvements on or before thirty (30) days prior to the date such taxes become delinquent. Borrowers shall, if required by Lender pursuant to the Mortgage, or following any failure of Borrowers to make the timely payment thereof, escrow taxes with Lender as required therein.

              (w) Income. None of the Borrowers receive more than a de minimis amount of income with respect to the Property from sources other than leasing their interest therein. Each Borrower represents that it leases to tenants substantially all of its interest in the Property owned by such Borrower and that each Borrower derive substantially all of its income from the rental of the Property and the rental income received by each of the Borrowers qualifies as rents from real property within the meaning of Section 856 (d) of the Internal Revenue Code.

              (x) Reaffirmation of Representations and Warranties. Each Borrower agrees that at the time of request for each advance all representations and warranties contained in the Loan Documents and this Amended and Restated Loan Agreement shall be deemed reaffirmed and ratified. Additionally at the time of each request for an Advance, each Borrower shall be deemed to have affirmed to Lender that the aggregate value of the real property owned by such Borrower exceeds the principal balance of that Borrower's Applicable Tranche. For purposes of the foregoing sentence, the value of real property should be increased to the extent that Advances will be used in constructing improvements on such Property within the ensuing twelve months and the value of such Property shall be reduced by an amount equal to any other loans which encumber such Property that have a higher priority than the loan by Lender.

              (y) Representations and Warranties Regarding Aggregate Value of Property. Each of the Borrowers hereby represents that the aggregate value of all the Property is, and shall at all times during the term of the Loan be, equal or greater than the amount outstanding under the Note. For purposes of this paragraph, the amount outstanding under Note shall be increased by maximum amount of Regular Interest and Deferred Regular Interest that Borrowers reasonably expect will accrue but will not be paid at any point in time over the remaining term of the Loan.

              (z) CADC Representations. CADC represents and warrants that it is a corporation adequately capitalized and able to satisfy it's obligation as they become due on a continuing basis.

              (aa) Joint Venture Representations. All of the Borrowers except CADC represent that they are taxed as a partnership for federal income tax purposes, they do not hold securities in any one issue within the meaning of the Investment Company Act of 1940, as amended, in an amount that exceeds 5% of the value of its respective assets and they do not hold any equity interest in any entity that is treated as a corporation for federal income tax purposes.

              (bb) Compliance. Each Borrower further covenants and agrees to cooperate with Lender to extent requested by Lender in ascertaining compliance with the foregoing representations, warranties and covenants on continuing basis. Such cooperation may include, without limitation, providing property and entity-specific financial statements and information, completing questionnaires and/or certificates and causing knowledgeable officers, employees or agents to be available to answer questions for Lender and its agents.

              (cc) Contingent Interests. Each of the Borrowers acknowledges that no Contingent Interest has accrued or been paid pursuant to the Original Loan Agreement or any of the Loan Documents during 1998.

         9. DEFAULT. Upon the occurrence of any of the following events (the "Events of Default") all obligations on the part of Lender to make any further Advance hereunder shall, if Lender elects, terminate, and Lender may at its option exercise any of its remedies set forth herein or in any other Loan Documents, but Lender may make any Advances or parts of Advances after the happening of any Events of Default without thereby waiving the right to exercise such remedies without becoming liable to make any further Advance:

              (a) Default under Note. Borrowers failure to pay any amounts due and payable under the Note, including, without limitation, Regular Interest, Deferred Regular Interest, Contingent Interest and Additional Contingent Interest; or

              (b) Bankruptcy. If there is filed by or against any Borrower a petition in bankruptcy or a petition for the appointment of a receiver or trustee of the property of any Borrower and any such petition not filed by any Borrower is not dismissed within 60 days of the date of filing, or if any Borrower files a petition for reorganization under any of the provisions of the Bankruptcy Code or of any similar law, state, federal, or foreign, or if any Borrower makes a general assignment for the benefit of creditors or makes any insolvency assignment or is adjusted insolvent by any court of competent jurisdiction; or

              (c) Breach of Covenants, Warranties and Representations. If any warranty or representation made by Borrowers in this Agreement or pursuant to the terms hereof shall at any time be false or misleading in any material respect, or if Borrowers shall fail to keep, observe or perform any of the terms, covenants, representations or warranties contained in this Agreement, the Note, the Mortgage, the Option Agreement of even date herewith, or any other Loan Document given in connection with the Loan or development of the Property (provided, that with respect to non-monetary defaults, Lender shall give written notice to Borrowers, who shall have thirty (30) days to cure), or is unable or unwilling to meet its obligations thereunder.

         10. REMEDIES OF LENDER. Upon the happening of an Event of Default, then Lender may, at its option, upon written notice to Borrowers:

              (a) Pursue all rights and remedies available at law or in equity, including, without limitation, foreclosure of the Mortgage and/or obtaining an injunction to prohibit the sale of all or any portion of the Property or the appointment of a receiver to oversee the management and operation of the Projects;

              (b) As of the Stated Maturity Date, Borrowers shall repay the entire outstanding principal balance of the Note plus all accrued Regular Interest, Deferred Regular Interest and Contingent Interest due and payable as of the Stated Maturity Date. Thereafter, until all Projects have been sold, Borrowers shall continue to pay to Lender on a quarterly basis and in the manner set forth in paragraph 6 hereinabove, Contingent Interest. Additionally, as the remaining Projects are sold, Borrowers shall remain obligated to pay to Lender the Additional Contingent Interest in accordance with the provisions of paragraph 7 hereinabove until all of the Projects have been sold and all Contingent Interest and Additional Contingent Interest due and payable to Lender has been paid in full.

         11. GENERAL TERMS. The following shall be applicable throughout the period of this Agreement or thereafter as provided herein:

              (a) Rights of Third Parties. All conditions of the Lender hereunder are imposed solely and exclusively for the benefit of Lender and its successors and assigns, and no other person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will make advances in the absence of strict compliance with any or all thereof, and no other person shall, under any circumstances, be deemed to be a beneficiary of this Agreement or the Loan Documents, any provisions of which may be freely waived in whole or in part by the Lender at any time if, in its sole discretion, it deems it desirable to do so. In particular, Lender makes no representations and assumes no duties or obligations as to third parties concerning the quality of the construction by Borrowers of the Improvements or the absence therefrom of defects.

              (b) Lender Not Liable for Damage or Loss. All inspections and other services rendered by or on behalf of Lender shall be rendered solely for the protection and benefit of the Lender. Neither Borrowers nor other third persons shall be entitled to claim any loss or damage against the Lender or against its agents or employees for failure to properly discharge their duties.

              (c) Lender Not Obligated to Insure Proper Disbursement of Funds to Third Parties. Nothing contained in this Agreement, or any Loan Documents, shall impose upon Lender any obligation to oversee the proper use or application of any disbursements and advances of funds made pursuant to the Loan.

              (d) Indemnification from Third Party Claims. Borrowers shall indemnify Lender from any liability, claims or losses resulting from the disbursement of the Loan proceeds or from the condition of the Property, whether related to the quality of construction or otherwise, and whether arising during or after the term of the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims, or losses exists.

              (e) Rights of Subcontractors, Laborers and Materialmen. In no event shall this Agreement be construed to make Lender or any agent of Lender liable to any contractor or any subcontractors, labormen, materialmen, craftsmen, or others for labor, materials, or services delivered to the Property or goods specially fabricated for incorporation therein, or for debts or claims accruing or arising to such persons or parties against Borrowers or Contractor. It is distinctly understood and agreed that there is no relation of any type whatsoever, contractual or otherwise, either express or implied, between Lender and Contractor, any materialman, subcontractor, craftsman, laborer or any other person or entity supplying any labor, materials or services to the Property or specially fabricating goods to be incorporated therein. No such persons or entities are intended to be third party beneficiaries of this Agreement or any document or instrument related to the Loan or to have any claim or claims in or to any undisbursed or retained Loan proceeds.

              (f) Evidence of Satisfaction of Conditions. Lender shall, at all times, be free independently to establish to its good faith and satisfaction, and in its absolute discretion, the existence or nonexistence of a fact or facts which are disclosed in documents or other evidence required by the terms of this Agreement.

              (g) Waiver of Jury Trial; Consent to Jurisdiction.

                    (i) TO THE MAXIMUM EXTENT  PERMITTED  UNDER  APPLICABLE LAW,
     BORROWERS AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOAN AGREEMENT, ANY OTHER DOCUMENT, OR ANY DEALINGS, CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY EITHER OF THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN AGREEMENT AND THE RELATIONSHIP BETWEEN THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS LOAN, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. LENDER AND BORROWERS EACH ACKNOWLEDGE THAT THIS WAIVER IS MATERIAL INDUCEMENT TO ENTER INTO THIS LOAN AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. LENDER AND BORROWERS EACH FURTHER WARRANT AND REPRESENT THAT EACH OF THEM HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH OF THEM KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AGREEMENTS RELATING TO THIS LOAN AGREEMENT.

                    (ii) LENDER AND BORROWERS HERETO CONSENT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF COLORADO WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THIS LOAN AGREEMENT OR THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. BORROWERS FURTHER CONSENT, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH ANY OF THE PROPERTY IS LOCATED IN RESPECT OF ANY PROCEEDINGS RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING WITH RESPECT TO SUCH COLLATERAL. BORROWERS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT THE ADDRESSES SET FORTH BELOW THEIR RESPECTIVE

     SIGNATURES  IN  CONNECTION  WITH  ANY  OF  THE  AFORESAID   PROCEEDINGS  IN
     ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWERS HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH ANY OF THEM MAY NOW HAVE OR HAVE IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT AND THE COURTS REFERRED TO ABOVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTIONS OR PROCEEDINGS BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL EFFECT THE RIGHTS OF LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWERS IN ANY JURISDICTION.

              (h) Headings. The headings of the sections, paragraphs and subdivisions of this Agreement are for the convenience of reference only, and shall not limit or otherwise affect any of the terms hereof.

              (i) Invalid Provisions to Affect No Others. If performance of any provision hereof or any transaction related hereto is limited by law, then the obligation to be performed shall be reduced accordingly; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in part, then the invalid part of said clause or provision only shall be held for naught, as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

              (j) Application of Interest to Reduce Principal Sums Due. In the event that any charge, interest or late charge is above the maximum rate provided by law, then any excess amount over the lawful rate shall be applied by Lender to reduce the principal sum of the Loan or any other amounts due Lender hereunder.

              (k) GOVERNING LAW. WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE MORTGAGE, THE MORTGAGE SHALL BE GOVERNED BY AND BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, EXCEPT, AS EXPRESSLY SET FORTH IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF SUCH STATES, THE LAWS OF THE STATE OF COLORADO SHALL GOVERN ALL MATTERS RELATING TO THIS LOAN AGREEMENT AND ALL OF THE INDEBTEDNESS AND OBLIGATIONS DESCRIBED HEREIN. IT IS ACKNOWLEDGED BY BORROWERS THAT LENDER'S PRINCIPAL PLACE OF BUSINESS IS DENVER, COLORADO, THAT THE TERMS AND CONDITIONS OF THE LOAN HAVE
BEEN SUBSTANTIALLY NEGOTIATED IN THE STATE OF COLORADO AND THAT ALL LOAN PROCEEDS SHALL BE FUNDED BY LENDER IN THE STATE OF COLORADO. ALL OTHER LOAN DOCUMENTS DESCRIBED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

              (l) Number and Gender. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the others and shall apply jointly and severally.

              (m) Prior Agreement. The terms and conditions of this Loan Agreement and the Loan Documents amend certain prior agreements and understandings between Lender and the Borrowers and/or affiliates of the Borrowers. While Lender and Borrowers intend the provisions of this Loan Agreement and the other Loan Documents to amend the terms and conditions of such prior agreements, the parties hereto agree that parole evidence of all such prior agreements shall be admissible in any disputes arising hereunder.

              (n) Waiver. If Lender shall waive any provisions of the Loan Documents, or shall fail to enforce any of the conditions or provisions of this Agreement, such waiver shall not be deemed to be a continuing waiver and shall never be construed as such; and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Agreement shall be amended, waived, modified, discharged or terminated, except by instrument in writing signed by the parties hereto.

              (o) Notices. All notices from the Borrowers to Lender and Lender to Borrowers required or permitted by any provision of this Agreement shall be in writing and sent by registered or certified mail and addressed as follows:

         TO LENDER:         Asset Investors Operating Partnership, L.P.
                            3410 South Galena Street
                            Suite 210
                            Denver, Colorado 80231

         COPY TO:           Annis, Mitchell, Cockey,
                            Edwards & Roehn, P.A.
                            One Tampa City Center
                            Suite 2100
                            Tampa, Florida  33602
                            Attention:  Stephen J. Szabo, III, Esquire

         TO BORROWERS:      2637 McCormick Drive
                            Suite B
                            Clearwater, Florida 34619
                            Attention:  Joseph W. Gaynor, Esquire

Such addresses may be changed by such notice to the other party.

              (p) Successors and Assigns. This Agreement shall inure to the benefit of and be binding on the parties hereto and their heirs, legal representatives, successors and assigns; but nothing herein shall authorize the assignment hereof by the Borrowers.

         IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be executed on the date first above written.

         Joiners of Guarantors. The undersigned Guarantors hereby join and consent the terms of the Amended and Restated Loan Agreement, acknowledge that they have reviewed the Amended and Restated Loan Agreement and Loan Documents executing connection therewith and agree to execute a guarantee of Note in form and content acceptable to Lender.

Signed, sealed and delivered in the        COMMUNITY ACQUISITION AND DEVELOPMENT
presence of:                               CORPORATION, Delaware corporation

                                           By: /s/Phillip Giovinco
  /s/ Lisa Lane                                -----------------------------
---------------------------                    Phillip Giovinco
Print Name: Lisa Lane                          Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           COMMUNITY CASA DEL MAR JOINT VENTURE,
                                           a Delaware general partnership

                                           By: COMMUNITY ACQUISITION AND
                                               DEVELOPMENT CORPORATION, a
                                               Delaware corporation, as a
                                               general partner

                                               By: /s/Phillip Giovinco
  /s/ Lisa Lane                                    -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           By: COMMUNITY BLUE HERON PINES
                                               CORPORATION, a Florida
                                               corporation, as its general
                                               partner

                                               By: /s/Phillip Giovinco
  /s/ Lisa Lane                                    -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           COMMUNITY SUN LAKE JOINT VENTURE, a
                                           Delaware general partnership

                                           By: COMMUNITY ACQUISITION AND
                                               DEVELOPMENT CORPORATION, a
                                               Delaware  corporation,  as  its
                                               general partner

                                               By: /s/Phillip Giovinco
 /s/ Lisa Lane                                     -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           By: COMMUNITY SUNLAKE CORPORATION,
                                               a Florida corporation, as its
                                               general partner


                                               By: /s/Phillip Giovinco
  /s/ Lisa Lane                                    -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           COMMUNITY BRENTWOOD JOINT VENTURE,
                                           a Delaware general partnership

                                           By: COMMUNITY ACQUISITION AND
                                               DEVELOPMENT CORPORATION, a
                                               Delaware corporation,  as  its
                                               general partner

                                               By: /s/Phillip Giovinco
  /s/ Lisa Lane                                    -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           By: COMMUNITY BRENTWOOD CORPORATION,
                                               a Florida corporation, as its
                                               general partner

                                               By: /s/Phillip Giovinco
  /s/ Lisa Lane                                    -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           COMMUNITY SAVANNA CLUB JOINT VENTURE,
                                           a Delaware general partnership

                                           By: COMMUNITY ACQUISITION AND
                                               DEVELOPMENT CORPORATION,  a
                                               Delaware corporation, as its
                                               general partner

                                               By: /s/Phillip Giovinco
  /s/ Lisa Lane                                    -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           By: COMMUNITY SAVANNA CLUB
                                               CORPORATION, a Florida
                                               corporation, as its general
                                               partner


                                               By: /s/Phillip Giovinco
  /s/ Lisa Lane                                    -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           ROYAL PALM VILLAGE, LLC, a Georgia
                                           limited  liability company

                                           By: PARKEMORE  FAIRVIEW  L.L.C.,
                                               a Georgia limited liability
                                               company, its authorized member


                                               By: /s/Phillip Giovinco
  /s/ Lisa Lane                                    -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619


                             JOINDER OF GUARANTORS

         The undersigned Guarantors hereby join in this Amended and Restated Loan Agreement for the purpose of acknowledging their consent to the terms and conditions thereof and agreeing that they shall each unconditionally guarantee the Borrowers' performance under the Note, the Mortgage, this Amended and Restated Loan Agreement, and all of the other Loan Documents.

                                           By: COMMUNITY BLUE HERON PINES
                                               CORPORATION, a Florida
                                               corporation

                                               By: /s/Phillip Giovinco
 /s/ Lisa Lane                                     -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           By: COMMUNITY SUNLAKE
                                               CORPORATION, a Florida
                                               corporation

                                               By: /s/Phillip Giovinco
 /s/ Lisa Lane                                     -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           By: COMMUNITY SAVANNA CLUB
                                               CORPORATION, a Florida
                                               corporation

                                               By: /s/Phillip Giovinco
 /s/ Lisa Lane                                     -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                                           By: COMMUNITY BRENTWOOD
                                               CORPORATION, a Florida
                                               corporation

                                               By: /s/Phillip Giovinco
 /s/ Lisa Lane                                     -----------------------------
---------------------------                        Phillip Giovinco
Print Name: Lisa Lane                              Vice President

 /s/ Elaine C. Price
---------------------------                Address: 2637 McCormick Drive
Print Name: Elaine C. Price                         Suite B
                                                    Clearwater, Florida 34619

                            SIGNATURE PAGE OF LENDER

                                           ASSET INVESTORS OPERATING
                                           PARTNERSHIP, L.P., a Delaware
                                           limited partnership

                                           By: ASSET INVESTORS CORPORATION,
                                               a Maryland corporation,
                                               authorized to transact
                                               business as Asset Investors
                                               Corporation of Maryland,
                                               general partner


 /s/ Lorri J. Owen                             By:  /s/ David Becker
-------------------------------                    -----------------------------
Print Name: Lorri J. Owen                          David Becker
                                                   Chief Financial Officer
 /s/ Diane S. Armstrong
-------------------------------
Print Name: Diane S. Armstrong


6374-008-485886.09